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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)       April 14, 1998
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                         L-3 Communications Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                                   13-3937436
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    (Commission File Number)            (IRS Employer Identification No.)

600 Third Avenue, New York, New York                                 10016
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(Address of Principal Executive Offices)                           (Zip Code)

                                 (212) 697-1111
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              (Registrant's Telephone Number, Including Area Code)
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Item 2.  Acquisition of Assets

     On March 30, 1998, L-3 Communications Corporation (the "Company") purchased the assets of the Ocean Systems business ("Ocean Systems") of AlliedSignal Inc. for $67.5 million in cash. The Company used borrowings under its revolving credit facility to fund the purchase price. For the year ended December 31, 1997, Ocean Systems had sales of $73.0 million. Ocean Systems is a leading products supplier of acoustic undersea warfare systems and airborne dipping sonar systems.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     a. The Registrant filed the required financial statements of Ocean Systems under cover of Form 10-K, dated March 31, 1998.

     b. The Registrant filed the required pro forma financial information of Ocean Systems under cover of Form 10-K, dated March 31, 1998.

     c.     Exhibits

            Asset Purchase Agreement among AlliedSignal Inc., AlliedSignal Technologies, Inc., AlliedSignal Deutschland GMBH and L-3 Communications Corporation dated as of March 30, 1998.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         L-3 COMMUNICATIONS CORPORATION
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                                         Registrant


Date April 14, 1998                      By: /s/ Robert V. LaPenta
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